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                          BRIGGS & STRATTON CORPORATION

             Form 10-Q for Quarterly Period Ended December 26, 1999



                                Exhibit No. 10.0


                    DEFERRED COMPENSATION PLAN FOR DIRECTORS
                           AS AMENDED AND RESTATED TO

                                October 19, 1999







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                          BRIGGS & STRATTON CORPORATION

                    DEFERRED COMPENSATION PLAN FOR DIRECTORS

                           AS AMENDED AND RESTATED TO
                                October 19, 1999

                                    SECTION I
                                     PURPOSE

     The purpose of the Briggs & Stratton Corporation Deferred Compensation Plan for Directors is to offer Non-Employee Directors the opportunity to defer all or a portion of their Compensation for future services as a member of the Board of Directors.

                                   SECTION II
                                   DEFINITIONS

     a. "Beneficiary" shall mean the person or persons designated from time to time in writing by a Participant to receive payments under the Plan after the death of such Participant, or, in the absence of any such designation or in the event that such designated person or persons shall predecease such Participant, his estate.

     b. "Common Share Unit" shall mean a Deferred Amount which is converted into a unit or fraction of a unit for purposes of the Plan by dividing a dollar amount by the Fair Market Value of one of the Corporation's common shares.

     c.   "Corporation" shall be Briggs & Stratton Corporation.

     d. "Common Stock" shall mean shares of Briggs & Stratton Corporation common stock awarded as part of Non-Employee Director Compensation.

     e. "Compensation" shall mean payments which the Participant receives from the Corporation for services, including retainer fees, meeting fees, consent resolution fees and Common Stock.

     f. "Deferred Amount" shall mean an amount of Compensation deferred under the Plan and carried during the deferral period in any Account provided for in the Plan.

     g. "Distribution Date" shall mean the date designated by a Participant in the Notice of Election form for distribution of the Participant's Accounts.

     h. "Dividend Equivalent" shall mean an amount equal to the cash dividend paid on one of the Corporation's common shares credited to an Account for each Common Share Unit or share of Common Stock credited to such Account.


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     i.   "Fair Market Value" shall mean the closing price of the Corporation's common shares as reported by the New York Stock Exchange or such other exchange or national market system on which the Corporation's common shares may then be listed or quoted.

     j. "Non-Employee Director" shall mean any duly elected or appointed member of the Board of Directors of the Corporation who is not an employee of the Corporation or of any subsidiary of the Corporation.

     k. "Participant" shall mean any Non-Employee Director who elects to defer any amount of Compensation under the Plan.

     l. "Plan" shall mean this Briggs & Stratton Corporation Deferred Compensation Plan for Directors, as amended and restated.

     m.   "Secretary" shall mean the duly elected Secretary of the Corporation.

                                   SECTION III
                ELECTION, MODIFICATION AND TERMINATION PROCEDURES

     Any Non-Employee Director wishing to participate in the Plan must file with the Secretary of the Corporation at P. 0. Box 702, Milwaukee, Wisconsin 53201, a written Notice of Election on the form attached as Exhibit "A" to defer payment of all or a portion of the Non-Employee Director's Compensation payable in the future. An effective election with respect to Compensation, payment of which has been deferred under the terms of this Plan, may not be modified or revoked. An effective election with regard to future Compensation, payment of which has not yet been deferred, may be modified by filing a new Notice of Election or may be terminated by filing a Notice of Termination on the form attached as Exhibit "B".

                                   SECTION IV
                       ESTABLISHMENT AND ADMINISTRATION OF
                    DEFERRED DIRECTORS' COMPENSATION ACCOUNTS

     The amount of any Participant's Compensation deferred in accordance with an election shall be credited to an Account maintained by the Corporation. Such Account shall remain a part of the general funds of the Corporation, and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship. A separate record of each deferred Participant's Account shall be maintained by the Corporation for each Participant in the Plan. The Participant's Account shall segregate the reporting of Common Stock deferrals and cash deferrals.

     The Director shall elect to have any cash deferrals hereunder credited with earnings in accordance with (a) or (b) below:



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(a)  Fixed Rate Account

     As of the last day of each calendar quarter, the portion of the Participant's Deferred Amount for which the Participant has selected earnings to be credited pursuant to this subsection (a) shall be adjusted as follows:

     (1) The Participant's Account shall first be charged with any distributions made during the quarter.

     (2) The Participant's Account balance shall then be credited with a supplemental amount for that quarter. Such supplemental amount shall be computed by multiplying the Account balance after the adjustment provided for in Subsection (1) by a fraction, the numerator of which is 80% of the prevailing prime interest rate at the Firstar Bank of Milwaukee on the last business day of the quarter, and the denominator of which is four (4).

     (3) Finally, the Account shall be credited with the amount, if any, of cash Compensation deferred during that quarter.

(b)  Briggs & Stratton Common Share Unit Account

     Compensation deferred into a Common Share Unit Account shall be credited to the Account on the same date as it would otherwise be payable to the Participant. Such Deferred Amounts shall be converted into a number of Common Share Units on the date credited to the Account by dividing the Deferred Amount by the Fair Market Value on such date. If Common Share Units exist in a Participant's Account on a dividend record date for the Corporation's common shares, Dividend Equivalents shall be credited to the Participant's Account on the related dividend payment date, and shall be converted into the number of Common Share Units which could be purchased with the amount of Dividend Equivalents so credited.

(c)  Briggs & Stratton Common Stock Account

     Any Common Stock deferred under the Plan shall be credited to the Account in shares on the same date as they would otherwise be payable to the Participant. If Common Stock exists in the Participant's Account on a dividend record date for the Corporation's common shares, Dividend Equivalents shall be credited to the Participant's Account on the related dividend payment date, and shall be converted into the number of Common Share Units which could be purchased with the amount of Dividend Equivalents so credited.

     In the event of any change in the Corporation's common shares outstanding, by reason of any stock split or dividend, recapitalization, merger, consolidation, combination or exchange of stock or similar corporate change, the Secretary shall make such equitable

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     adjustments, if any, by reason of any such change, deemed appropriate in the number of Common Share Units and/or Common Stock credited to each Participant's Account.

                                    SECTION V
                   PAYMENT OF DEFERRED DIRECTORS' COMPENSATION

     Deferred Amounts shall be paid to a Participant or, in the event of death, to his designated Beneficiary in accordance with the Notice of Election and Beneficiary Designation forms that have been filed with the Secretary of the Corporation. If a Participant elects to receive payment of his Deferred Amount in annual installments rather than in a lump sum, the payment period shall not exceed ten years following the payment commencement date. The amount of any installment payment shall be determined by multiplying the balance of the Participant's unpaid Account on the date of such installment by a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. Such account balance shall be appropriately reduced to reflect the installment payment made hereunder.

     In no event will an installment payment be less than $1,000.00 and all installments will be paid annually as soon as is practicable after commencement of the calendar year selected by the Participant. If a Participant shall die prior to the receipt of all installment payments, any unpaid balance of deferred fees and supplemental amounts shall be paid in one lump sum to his designated Beneficiary(s) as soon as practicable following the month of death.

     If the Participant has a balance in Common Stock, distribution will be made in shares of Briggs & Stratton Corporation Common Stock. If the Participant has a balance in Briggs & Stratton Common Share Units, the Participant may elect to receive distributions in cash or stock; provided that any such distributions shall be subject to any necessary approvals under securities laws or exchange requirements.

                                   SECTION VI
                   WHEN PAYMENT OF DEFERRED AMOUNTS COMMENCES

     Compensation may be deferred until any date but no later than the year in which the Participant attains the age of seventy-one years. The payment in a lump sum or installments of amounts deferred pursuant to an election under the Plan shall commence as soon as practicable during the first year to which payment has been deferred, and shall be paid in accordance with the terms of such election. If a Participant shall die prior to the first year to which payment has been deferred, such payment shall be made as soon as practicable immediately following the month of death.

                                   SECTION VII
                           DESIGNATION OF BENEFICIARY

     Each Non-Employee Director, on becoming a Participant, shall file with the Secretary of the Corporation a Beneficiary designation on the form attached as Exhibit "C" designating one or more Beneficiaries to whom payments otherwise due the Participant shall be made in the event

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of his or her death. A Beneficiary designation will be effective only if the signed Beneficiary designation form is filed with the Secretary of the Corporation while the Participant is alive, and will cancel all Beneficiary designations signed and filed previously. If the primary Beneficiary shall survive the Participant but dies before receiving all the amounts due hereunder, the Deferred Amounts remaining unpaid at the time of death shall be paid in one lump sum to the legal representative of the primary Beneficiary's estate. If the primary Beneficiary shall predecease the Participant, amounts remaining unpaid at the time of the Participant's death shall be paid in the order specified by the Participant to the contingent Beneficiary(s) surviving the Participant. If the contingent Beneficiary(s) dies before receiving all the amounts due hereunder, the unpaid amount shall be paid in one lump sum to the legal representative of such contingent Beneficiary(s) estate. If the Participant shall fail to designate a Beneficiary(s) as provided in this Section, or if all designated Beneficiaries shall predecease the Participant, the Deferred Amounts remaining unpaid at the time of such Participant's death shall be paid in one lump sum to the legal representative of the Participant's estate.

                                  SECTION VIII
                            NONALIENATION OF BENEFITS

     Neither the Participant nor any Beneficiary designated by him shall have any right to, directly or indirectly, alienate, assign, or encumber any amount that is or may be payable hereunder.

                                   SECTION IX
                             ADMINISTRATION OF PLAN

     Full power and authority to construe, interpret and administer the Plan shall be vested in the Corporation's Board of Directors. Decision of the Board shall be final, conclusive and binding upon all parties.

                                    SECTION X
                        AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors may amend or terminate this Plan at any time. Any amendment or termination of the Plan shall not affect the rights of Participants or Beneficiaries to the Deferred Amounts in existence at the time of such amendment or termination.

                                   SECTION XI
                                 APPLICABLE LAW

     The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Wisconsin.


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                                   SECTION XII
                             EFFECTIVE DATE OF PLAN

     This Plan shall become operative and in effect on such date as shall be fixed by the Board of Directors of the Corporation.

                                  SECTION XIII
                               DISCRETION OF BOARD

     Anything to the contrary herein notwithstanding, the Board of Directors shall have the right, in its sole discretion, at any time and from time to time, to accelerate payments and make distributions to or on behalf of a Participant or a Beneficiary of a Participant then entitled to distributions from the Account of such Participant, where the Board of Directors deems such accelerated payment in the best interest of the Corporation and such distributees.


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                                                                     EXHIBIT "A"

NOTICE OF ELECTION TO DEFER THE PAYMENT OF DIRECTORS' COMPENSATION

Secretary
Briggs & Stratton Corporation
P.  0. Box 702
Milwaukee, WI 53201
                          Re:   Briggs & Stratton Corporation
                                Deferred Compensation Plan For Directors

     Pursuant to provisions of the above-referenced Plan, I hereby elect to have Compensation payable to me for services as a Director of Briggs & Stratton Corporation deferred in the manner specified below. It is understood and agreed that this election shall become effective upon receipt of this Notice of Election by the Secretary of the Corporation. I understand that this election shall be irrevocable with respect to Compensation that has been deferred while this election is in effect. This election shall continue in effect for subsequent terms of office unless I shall modify or revoke it.

Percentage of Compensation Deferred:     Retainer - Cash                 ____%
                                         Retainer - Common Stock         ____%
                                         Board Meeting Fees              ____%
                                         Committee Meeting Fees          ____%
                                         Consent Resolution Fees         ____%

Account(s) to     be Credited with Cash Deferred Amounts:
(a)    Fixed Rate Account                                                ____%
(b)    Briggs & Stratton Common Share Unit Account                       ____%

Payment of deferred Compensation shall commence as soon as practicable in the year designated below:


Year to Which Payment is Deferred:     __ (no later than the year in which you
                                          attain age 71)

Method of Payment:

Deferred account to be paid in:

________       Lump Sum, OR

________ Annual Installments - Number of Years, not to exceed 10. However, if an unpaid balance of deferred fees and supplemental amounts exists at the time of my death, such balance shall be paid in one lump sum to my designated Beneficiary(s) as soon as practicable immediately following my death.


____________________________                      Date_____________________
         Director



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                                                                     EXHIBIT "B"

                              NOTICE OF TERMINATION

Secretary
Briggs & Stratton Corporation
P.  0. Box 702
Milwaukee, WI 53201


                         Re:  Briggs & Stratton Corporation
                              Deferred Compensation Plan For Directors

     Pursuant to provisions of the above-referenced Plan, I hereby terminate my participation in the Plan effective upon receipt of this Notice of Termination by the Secretary of the Corporation.




____________________________                      Date_____________________
         Director




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                                                                     EXHIBIT "C"

                             BENEFICIARY DESIGNATION

Secretary
Briggs & Stratton Corporation
P.  0. Box 702
Milwaukee, WI 53201
                         Re:   Briggs & Stratton Corporation
                               Deferred Compensation Plan For Directors

     Any Compensation for my services as a Director of Briggs & Stratton Corporation was deferred under the above-referenced Plan and remain unpaid at my death shall be paid to the following primary Beneficiary:

     ___________________________________________________________________________
     Name


     ___________________________________________________________________________
     Address

         If the above-named primary Beneficiary shall predecease me, I designate the following persons as contingent Beneficiaries, in the order shown, to receive any such unpaid deferred fees:

1.   ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Address

2.   ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Address

3.   ___________________________________________________________________________
     Name

     ___________________________________________________________________________
     Address

     This supersedes any previous Beneficiary designation made by me with respect to deferred Compensation under the Plan. I reserve the right to change the Beneficiary in accordance with the terms of the Plan.

____________________________                      Date_____________________
         Director

Witnesses:____________________________

          ____________________________




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                                                                     EXHIBIT "D"

                          BRIGGS & STRATTON CORPORATION
                    DEFERRED COMPENSATION PLAN FOR DIRECTORS



                               NOTICE OF ELECTION


                       DISTRIBUTION OF ACCOUNT BALANCE IN
                      BRIGGS & STRATTON COMMON SHARE UNITS



     I understand that pursuant to the terms of the Briggs & Stratton Corporation Deferred Compensation Plan for Directors I may elect to receive any balance in my account recorded in Briggs & Stratton Corporation Common Share Units (Common Share Units) in cash or shares of Briggs & Stratton common stock.

     I hereby elect that any Common Share Units in my account be paid out to me at the time of distribution in the following form:


                 ______  Cash

                 ______  Briggs & Stratton common stock





Director:______________________________         Date_______________________